EXHIBIT 99.3

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
ANALYSIS OF REVENUES AND DRILLING COSTS

(Unaudited)

	FOR THE THREE MONTHS ENDED
	JUNE 30, 2008

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD SOUTHERN CROSS	$ 36.1	$ 8.1
ATWOOD EAGLE	26.1	12.5
ATWOOD HUNTER	21.5	7.4
ATWOOD FALCON	17.2	6.6
VICKSBURG	13.9	5.3
ATWOOD BEACON	12.3	4.9
SEAHAWK	8.3	7.7
RICHMOND	6.0	3.7
OTHER	-	0.9
	141.4	57.1

	FOR THE NINE MONTHS ENDED
	JUNE 30, 2008

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD SOUTHERN CROSS	$ 82.9	$ 24.4
ATWOOD HUNTER	67.7	21.9
ATWOOD EAGLE	53.3	32.6
ATWOOD FALCON	51.0	18.0
VICKSBURG	42.6	14.1
ATWOOD BEACON	34.5	14.3
SEAHAWK	24.1	24.0
RICHMOND	9.9	8.4
OTHER	-	2.3
	366.0	160.0